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                                  EXHIBIT 23.1



                        Consent of KPMG Peat Marwick LLP




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                                                        EXHIBIT 23.1


The Board of Directors
Ecogen Inc.


                             We consent to the use of our report incorporated
herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                                  KPMG Peat Marwick LLP



Short Hills, New Jersey
May 14, 1997




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